UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2022 (January 19, 2022)

Papaya Growth Opportunity Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-41223	87-3071107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Broadway, #750

Oakland, CA

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 214-3750

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	PPYAU	The Nasdaq Stock Market LLC

Shares of Class A common stock, par value $0.0001 per share, included as part of the units	PPYA	The Nasdaq Stock Market LLC

Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share, included as part of the units	PPYAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed on a Current Report on Form 8-K, Papaya Growth Opportunity Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 28,750,000 units (the “Units”), including 3,750,000 Units issued pursuant to the full exercise of the underwriter’s over-allotment option, on January 19, 2022. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $287,500,000.

Simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 1,365,500 units (the “Placement Units”) (1,115,500 Placement Units to Papaya Growth Opportunity I Sponsor, LLC (the “Sponsor”), 212,500 Placement Units to Cantor Fitzgerald & Co. (“Cantor”) and 37,500 Placement Units to J.V.B. Financial Group, LLC on behalf of its Cohen & Company Capital Markets division) at a purchase price of $10.00 per Placement Unit, generating gross proceeds to the Company of $13,655,000. In connection with the IPO, Cantor exercised its over-allotment option in full and, as a result, the Sponsor will not be forfeiting any shares of Class B common stock of the Company, par value $0.0001 (the “Founder Shares”), and will continue holding 7,528,875 Founder Shares.

A total of $293,250,000, comprised of the proceeds from the IPO after offering expenses and a portion of the proceeds of sale of the Placement Units, was placed in a U.S.-based trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company, acting as trustee.

As of January 19, 2022, the balance of the Trust Account was $293,250,000. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (i) the completion of an initial business combination; (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to offer redemption rights in connection with any proposed initial business combination or certain amendments to our charter prior thereto or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 15 months from the closing of IPO (which is extendable at the Sponsor’s option to up to 21 months as described in the Registration Statement on Form S-1 (File No. 333-261317), as amended (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), on November 24, 2021), or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (iii) the redemption of the Company’s public shares if the Company has not completed an initial business combination within 15 months from the closing of the IPO (which is extendable at our Sponsor’s option to up to 21 months as described in the Registration Statement), subject to applicable law.

An audited balance sheet as of January 19, 2022 reflecting receipt of the proceeds upon consummation of the IPO, including the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Audited Balance Sheet as of January 19, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPAYA GROWTH OPPORTUNITY CORP. I

	By:	/s/ Clay Whitehead
		Name:	Clay Whitehead
		Title:	Chief Executive Officer

Dated: January 25, 2022